EXHIBIT 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Antonios Bertsos, Chief Executive Officer of Boston Carriers, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)	the Company’s Annual Report on Form 20-F for the twelve months ended December 31, 2017 (the “Form 20-F”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: April 20, 2018

By:	/s/ Antonios Bertsos
Antonios Bertsos
Chief Executive Officer